UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 7, 2012, Kforce’s Board of Directors approved the declaration on December 7, 2012 of a special cash dividend of $1.00 per share of outstanding common stock to be payable on December 27, 2012 to shareholders of record as of the close of business on December 17, 2012.

Kforce’s press release dated December 7, 2012, announcing this special dividend, is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Kforce Inc. dated December 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

December 7, 2012	By:	/s/ JOSEPH J. LIBERATORE
Joseph J. Liberatore,
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

December 7, 2012	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Vice President, Chief Accounting Officer (Principal Accounting Officer)